UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2023
_________________________________________________________
Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
_________________________________________________________

Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. LaSalle St., Suite 4140 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Oak Street Net Lease Trust
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2023, Oak Street Net Lease Trust (the “Company”) changed its legal name to “Blue Owl Real Estate Net Lease Trust” (the “Name Change”) and changed its resident agent and principal office in the State of Maryland (the “Agent Change”) pursuant to a certificate of amendment to its Certificate of Trust filed with the State Department of Assessments and Taxation of the State of Maryland on July 3, 2023. The Company also amended and restated its Declaration of Trust and its bylaws on July 6, 2023 to reflect the Name Change and the Agent Change.

Copies of the amendment to the Certificate of Trust, the Amended and Restated Declaration of Trust, and the Amended and Restated Bylaws are filed as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. The only changes to the Company’s Certificate of Trust, Amended and Restated Declaration of Trust, and Amended and Restated Bylaws are the change of the Company’s legal name from Oak Street Net Lease Trust to Blue Owl Real Estate Net Lease Trust and the change to the resident agent and principal office in the State of Maryland in each document.

Item 8.01. Other Events.

In addition, on July 6, 2023, OakTrust Operating Partnership L.P. (“OP”), a subsidiary of the Company, changed its legal name to “Blue Owl NLT Operating Partnership LP” and Oak Street Real Estate Capital, LLC, the adviser of the Company and the OP, changed its legal name to “Blue Owl Real Estate Capital LLC.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment to Certificate of Trust of Blue Owl Real Estate Net Lease Trust, effective as of July 6, 2023
3.2	Amended and Restated Declaration of Trust of Blue Owl Real Estate Net Lease Trust as of July 6, 2023
3.3	Amended and Restated Bylaws of Blue Owl Real Estate Net Lease Trust as of July 6, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: July 10, 2023